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                                                                   Exhibit 10.31


                          LICENSE SOFTWARE ADDENDUM #5

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KONICA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R) CORPORATION



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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                        LICENSED SOFTWARE ADDENDUM #5 TO
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                              DATED APRIL 19, 1999

This Licensed Software Addendum #5 ("this LSA #5") is entered into as of July 1, 2001 (the "Effective Date") by and between Konica Corporation, a Japanese corporation ("KONICA") and PEERLESS Systems(R) Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated April 19, 2000 (the "MTLA"). That MTLA provides that KONICA may license certain Licensed Products from PEERLESS pursuant to one or more Addenda to the MTLA executed by KONICA and PEERLESS. This LSA #5 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. This LSA #5 includes the following
Exhibits:

           Exhibit A - Description of License Granted

           Exhibit C - Payments and Payment Terms

IN WITNESS WHEREOF, the Parties hereto have executed this LSA #5 as of the date last below written:

KONICA CORPORATION                            PEERLESS SYSTEMS CORPORATION

By:                                           By:

         /s/ Yoshiaki Ando                              /s/ Ron Davis
----------------------------------------      ----------------------------------
(Authorized Signature)                        (Authorized Signature)

Name: Yoshiaki Ando                           Name: Ron Davis

Title: General Manager of Planning            Title: Vice President of Sales
Department:  Business Machines Sales and
Marketing Division
                                              Date: July 31, 2001
Date: July 19, 2001


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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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                          LICENSED SOFTWARE ADDENDUM #5

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA#5 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definition provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of an Authorized KONICA Device incorporating PEERLESS Material and any other components which shall be bundled with and be contained in a package with the main body of product at the time of KONICA's shipment of that Authorized KONICA Device to KONICA's customer.

1.2 "Derivative Work(s)" with respect to any computer program, means (i) for copyrightable or copyrighted material that is based upon one or more preexisting works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret, and that, if prepared without authorization of the owner of the copyright, patent and trade secret in such preexisting work, would constitute a infringement. For purposes hereof, a Derivative Work shall also include any compilation that incorporates such a preexisting work.

1.3 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to KONICA under this LSA #5.

1.4 "PEERLESS Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in or underlying any Derivative Work created pursuant to Section 2 of this LSA #5.

1.5 "Source Materials" means any source code and any related documentation or materials for the Current Release(s) or for any Update Release, including without limitation any such code or materials incorporated in underlying any Derivative Work created pursuant to Section 3 of this LSA #5.

1.6 "Source Code" means Code in programming languages such as "C" and Fortran which when processed by a compiler, assembler or interpreter become executable by a computer, including all comments and procedural code (e.g., job control language (JCL) statements), plus all related development documents (e.g., flow charts, schematics, statements of principles of operations, end-user manuals, architectural standards, and any other specifications that are used to create or that comprise the Code).

1.7 "Source License" means the rights granted pursuant to Sections 2 and 3 of this LSA #5.

2.0 ADDITIONAL LICENSE GRANTED. Without limiting any of KONICA's rights under the MTLA and subject to the provisions of this Addendum as well as the payment of all applicable license fees for the term of such license, PEERLESS grants a non-exclusive,

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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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non-transferable license to KONICA (i) to create source code versions of
Derivative Works of any Current Release or any Update Release, (ii) to create Machine Executable Copies in Object Code format only using any development environment or compiler of which PEERLESS may approve in writing, which approval shall not be unreasonably withheld, and (iii) to provide maintenance, support or similar services in connection with any Machine Executable Copies distributed under the MTLA.

3.0 DELIVERABLES. KONICA agrees that PEERLESS has transmitted to an Authorized KONICA Facility all applicable Source Code and related standard documentation for each Current Release. PEERLESS has no further responsibilities associated with deliverables. PEERLESS shall have no obligation hereunder to port any Update Release provided hereunder.

4.0 TERM AND TERMINATION. The term of this LSA #5 shall be coextensive with the term of the License under the MTLA.

5.0 INDEMNIFICATION. KONICA shall have the right, subject to the MTLA and this LSA#5, to control its development; manufacturing and marketing efforts. Accordingly, KONICA shall, except to the extent that PEERLESS has indemnified KONICA pursuant to the MTLA, indemnify and hold PEERLESS harmless from any and all losses or damages (including without limitation attorneys' .fees and costs and all third party claims or demands of any type whatsoever) arising out of, incurred in connection with or relating to the KONICA's development, manufacturing arid marketing of Authorized KONICA Devices.

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY

6.1 PEERLESS shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PEERLESS Materials, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by KONICA, and any part or copy of any of the foregoing in any form or media.

6.2 In the case of all Derivative Work, PEERLESS shall continue to own the underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PEERLESS shall own such modifications per se and all proprietary rights thereto. KONICA shall have the right and license to use such modifications per se, in Source Code or Object Code format to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA and this LSA #5. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the KONICA hereunder are reserved by the PEERLESS.

Accordingly, KONICA has the right to develop its own modifications to the PEERLESS Source Code, either by itself or through PEERLESS. The right to manufacture and distribute such modified code (i.e., a Derivative Work) in Object Code format only requires a separate Licensed Software Addendum.

Without limiting the foregoing, KONICA shall own all title and proprietary rights in any pre-existing KONICA intellectual property that KONICA contributes to any such Derivative Work.

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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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6.3 Without limiting any of KONICA's obligations of confidentiality imposed pursuant to the MTLA, KONICA shall (i) specifically require any employee and contractor of KONICA to execute KONICA's standard confidentiality and non-disclosure agreement(s) content of such agreement to be subject to PEERLESS' approval, which shall not be unreasonably withheld; (ii) notify PEERLESS promptly and in writing of any circumstances of which KONICA has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PEERLESS to take, at KONICA's expense but under PEERLESS' control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by an person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by KONICA of the MTLA or this LSA #5.

6.4 Any breach by KONICA of any of its obligations under this Section 6 shall be considered to be a Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PEERLESS shall have the right, upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any KONICA Facility to determine whether KONICA employs adequate security procedures as required in Paragraph 6.3 of this LSA #5.

///End


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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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                EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 PEERLESS Licensed Products: KONICA is authorized to use the following PEERLESS Licensed Product(s) listed below which it will receive in Source Code format:

    1.1   PEERLESSPRINT(R)5E Native Windows 2000 Printer Driver Current Release.

    1.2   PEERLESSPRINT(R)6. Native Windows 2000 Printer Driver Current Release.

2.0 Authorized Konica Devices: Konica is authorized to use the PEERLESS Licensed Products in Object Code format in all Authorized KONICA Devices.

///End

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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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                     EXHIBIT C - PAYMENTS AND PAYMENT TERMS

1.0  PER UNIT LICENSE FEES:

Per Unit License Fees for the Peerless Licensed Product on Authorized KONICA Devices are waived in lieu of the Term Defined Distribution License identified and described In Exhibit C, Section 2.0 herein below.

2.0  TERM DEFINED DISTRIBUTION LICENSE:

KONICA may use, distribute, have distributed, manufacture, and/or have manufactured the Peerless Licensed Product on Authorized KONICA Devices without the payment of any Per Unit License Fees on the payment to PEERLESS of a Term Defined Unlimited Distribution License Fee. A Term Defined Unlimited Distribution License shall allow KONICA to ship all Authorized KONICA Devices without Per Unit License Fees during the term of the License.

2.1 INITIAL TERM DEFINED DISTRIBUTION LICENCE: The Initial Term Defined Distribution License shall be defined as follows:

         2.1.1 Term. The Term of the Initial Term Defined Distribution License shall be from the shipment date of the Peerless Licensed Product to KONICA, or October 1, 2001 whichever date is earlier, through December 31, 2002, or 15 months from the shipment date of the Peerless Licensed Product to KONICA which date is later.

         2.1.2 Payment. This Initial Term Defined Distribution License shall be granted upon the non-refundable, non-transferable and non-creditable payment of U.S$* (* dollars), due and payable as of the shipment date of the Peerless Licensed Product to KONICA, or October 1, 2001 whichever is earlier.

2.2 SUBSEQUENT TERM DEFINED DISTRIBUTION LICENSE. Subsequent Term Defined Distribution Licenses shall be defined as follows:

         2.2.1 Term. The Term of each Subsequent Term Defined Distribution License shall be one calendar quarter starting from January 1, 2003.

         2.1.2 Payment. Each Subsequent Term Defined Distribution License shall be granted upon the non-refundable, non-transferable and non-creditable payment of U.S.$ * (* dollars), due and payable as of the first day of the licensed period.

2.3  SUPPORT SERVICES FOR PEERLESS LICENSES PRODUCTS:

It is agreed between the Parties that PEERLESS shall provide KONICA Maintenance Support Services for the Peerless Licensed Products. It is further agreed that such Support services shall be the same as those services defined in Addendum #l to the Subscription Support Agreement dated November 1, 2000 which exists between the Parties. This Support Services is included in Distribution License of this Agreement.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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KONICA/PEERLESS Licensed Software Addendum #5                       CONFIDENTIAL
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2.4  OTHER PROVISIONS: KONICA shall pay all Term Defined Distribution License
Fees royalties in United States dollars.


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